Exhibit 24.1

POWER OF ATTORNEY

The undersigned, Deborah Borg, hereby constitutes and appoints Ricardo Nunez and Andrew Wamser, or either of them, her true and lawful attorneys-in-fact and agents, with full powers of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schweitzer-Mauduit International, Inc. for the fiscal year ended December 31, 2019, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated this 2nd day of March 2020	/s/ Deborah Borg
Deborah Borg

Exhibit 24.1

POWER OF ATTORNEY

The undersigned, K.C. Caldabaugh, hereby constitutes and appoints Ricardo Nunez and Andrew Wamser, or either of them, his true and lawful attorneys-in-fact and agents, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schweitzer-Mauduit International, Inc. for the fiscal year ended December 31, 2019, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated this 2nd day of March 2020	/s/ K.C. Caldabaugh
K.C. Caldabaugh

Exhibit 24.1

POWER OF ATTORNEY

The undersigned, Dr. Jeffrey Kramer, hereby constitutes and appoints Ricardo Nunez and Andrew Wamser, or either of them, his true and lawful attorneys-in-fact and agents, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schweitzer-Mauduit International, Inc. for the fiscal year ended December 31, 2019, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated this 2nd day of March 2020	/s/ Dr. Jeffrey Kramer
Dr. Jeffrey Kramer

Exhibit 24.1

POWER OF ATTORNEY

The undersigned, John D. Rogers, hereby constitutes and appoints Ricardo Nunez and Andrew Wamser, or either of them, his true and lawful attorneys-in-fact and agents, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schweitzer-Mauduit International, Inc. for the fiscal year ended December 31, 2019, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated this 2nd day of March 2020	/s/ John D. Rogers
John D. Rogers

Exhibit 24.1

POWER OF ATTORNEY

The undersigned, Anderson D. Warlick, hereby constitutes and appoints Ricardo Nunez and Andrew Wamser, or either of them, his true and lawful attorneys-in-fact and agents, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schweitzer-Mauduit International, Inc. for the fiscal year ended December 31, 2019, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated this 2nd day of March 2020	/s/ Anderson D. Warlick
Anderson D. Warlick

Exhibit 24.1

POWER OF ATTORNEY

The undersigned, Marco Levi, hereby constitutes and appoints Ricardo Nunez and Andrew Wamser, or either of them, his true and lawful attorneys-in-fact and agents, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schweitzer-Mauduit International, Inc. for the fiscal year ended December 31, 2019, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated this 2nd day of March 2020	/s/ Marco Levi
Marco Levi

Exhibit 24.1

POWER OF ATTORNEY

The undersigned, Jeffrey Keenan, hereby constitutes and appoints Ricardo Nunez and Andrew Wamser, or either of them, his true and lawful attorneys-in-fact and agents, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schweitzer-Mauduit International, Inc. for the fiscal year ended December 31, 2019, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated this 2nd day of March 2020	/s/ Jeffrey Keenan
Jeffrey Keenan

Exhibit 24.1

POWER OF ATTORNEY

The undersigned, Kimberly Ritrievi, hereby constitutes and appoints Ricardo Nunez and Andrew Wamser, or either of them, her true and lawful attorneys-in-fact and agents, with full powers of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schweitzer-Mauduit International, Inc. for the fiscal year ended December 31, 2019, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated this 2nd day of March 2020	/s/ Kimberly Ritrievi
Kimberly Ritrievi